EXHIBIT 4.1

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                     R&B FALCON CORPORATION,

                           AS ISSUER,

                               and

             ______________________________________,

                           AS TRUSTEE

                    ---------------------------

                            INDENTURE

            Dated as of ____________________, _____

                    ---------------------------

                     SENIOR DEBT SECURITIES

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                       TABLE OF CONTENTS

                                                             Page


ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE            1
     Section  1.01   Definitions                                1
     Section  1.02   Other Definitions                          5
     Section  1.03   Incorporation by Reference of Trust
      Indenture Act                                             6
     Section  1.04   Rules of Construction                      6

ARTICLE II THE SECURITIES                                       7
     Section  2.01   Amount Unlimited; Issuable in Series       7
     Section  2.02   Denominations                              9
     Section  2.03   Forms Generally                            9
     Section  2.04   Execution, Authentication, Delivery
      and Dating                                               10
     Section  2.05   Registrar and Paying Agent                12
     Section  2.06   Paying Agent to Hold Money in Trust       12
     Section  2.07   Holder Lists                              13
     Section  2.08   Transfer and Exchange                     13
     Section  2.09   Replacement Securities                    14
     Section  2.10   Outstanding Securities                    14
     Section  2.11   Original Issue Discount and Treasury
      Securities                                               14
     Section  2.12   Temporary Securities                      15
     Section  2.13   Cancellation                              15
     Section  2.14   Payments; Defaulted Interest              15
     Section  2.15   Persons Deemed Owners                     16
     Section  2.16   Computation of Interest                   16
     Section  2.17   Global Securities; Book-Entry Provisions  16

ARTICLE III REDEMPTION                                         18
     Section  3.01   Applicability of Article                  18
     Section  3.02   Notice to the Trustee                     18
     Section  3.03   Selection of Securities To Be Redeemed    18
     Section  3.04   Notice of Redemption                      19
     Section  3.05   Effect of Notice of Redemption            20
     Section  3.06   Deposit of Redemption Price               20
     Section  3.07   Securities Redeemed or Purchased in Part  21
     Section  3.08   Purchase of Securities                    21
     Section  3.09   Mandatory and Optional Sinking Funds      21
     Section  3.10   Satisfaction of Sinking Fund
      Payments with Securities                                 21
     Section  3.11   Redemption of Securities for Sinking Fund 22

ARTICLE IV COVENANTS                                           22
     Section  4.01   Payment of Securities                     22
     Section  4.02   Maintenance of Office or Agency           23
     Section  4.03   SEC Reports; Financial Statements         23
     Section  4.04   Compliance Certificate                    24
     Section  4.05   Corporate Existence                       24
     Section  4.06   Maintenance of Properties                 25
     Section  4.07   Payment of Taxes and Other Claims         25
     Section  4.08   Waiver of Stay, Extension or Usury Laws   25
     Section  4.09   Additional Amounts                        26

ARTICLE V SUCCESSORS                                           26
     Section  5.01   Limitations on Mergers and Consolidations 26
     Section  5.02   Successor Person Substituted              27

ARTICLE VI DEFAULTS AND REMEDIES                               27
     Section  6.01   Events of Default                         27
     Section  6.02   Acceleration                              29
     Section  6.03   Other Remedies                            29
     Section  6.04   Waiver of Existing or Past Defaults       30
     Section  6.05   Control by Majority                       30
     Section  6.06   Limitations on Suits                      30
     Section  6.07   Rights of Holders to Receive Payment      31
     Section  6.08   Collection Suit by Trustee                31
     Section  6.09   Trustee May File Proofs of Claim          31
     Section  6.10   Priorities                                32
     Section  6.11   Undertaking for Costs                     32

ARTICLE VII  TRUSTEE                                           33
     Section  7.01   Duties of Trustee                         33
     Section  7.02   Rights of Trustee                         34
     Section  7.03   May Hold Securities                       34
     Section  7.04   Trustee's Disclaimer                      35
     Section  7.05   Notice of Defaults                        35
     Section  7.06   Reports by Trustee to Holders             35
     Section  7.07   Compensation and Indemnity                35
     Section  7.08   Replacement of Trustee                    36
     Section  7.09   Successor Trustee by Merger, etc          38
     Section  7.10   Eligibility; Disqualification             38
     Section  7.11   Preferential Collection of Claims
       Against Company                                         39

ARTICLE VIII DISCHARGE OF INDENTURE                            39
     Section  8.01   Termination of Company's Obligations      39
     Section  8.02   Application of Trust Money                43
     Section  8.03   Repayment to Company                      43
     Section  8.04   Reinstatement                             43

ARTICLE IX SUPPLEMENTAL INDENTURES AND AMENDMENTS              44
     Section  9.01   Without Consent of Holders                44
     Section  9.02   With Consent of Holders                   45
     Section  9.03   Compliance with Trust Indenture Act       47
     Section  9.04   Revocation and Effect of Consents         47
     Section  9.05   Notation on or Exchange of Securities     48
     Section  9.06   Trustee to Sign Amendments, etc           48

ARTICLE X MISCELLANEOUS                                        48
     Section  10.01   Trust Indenture Act Controls             48
     Section  10.02   Notices                                  48
     Section  10.03   Communication by Holders with Other
      Holders                                                  50
     Section  10.04   Certificate and Opinion as to
      Conditions Precedent                                     50
     Section  10.05   Statements Required in Certificate
      or Opinion                                               50
     Section  10.06   Rules by Trustee and Agents              51
     Section  10.07   Legal Holidays                           51
     Section  10.08   No Recourse Against Others               51
     Section  10.09   Governing Law                            51
     Section  10.10   No Adverse Interpretation of Other
      Agreements                                               51
     Section  10.11   Successors                               52
     Section  10.12   Severability                             52
     Section  10.13   Counterpart Originals                    52
     Section  10.14   Table of Contents; Headings; etc         52
     Section  10.15   Agent for Service of Process             52



          INDENTURE      dated      as       of            ,
between   R&B   Falcon  Corporation,  a  Delaware   corporation   (the
"Company"),   and   _________________________,  a   _________________,
as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued from time to time in one or more series as provided in this Indenture:

                            ARTICLE I

                  DEFINITIONS AND INCORPORATION
                          BY REFERENCE


          Section  1.01   Definitions.

          "Additional Amounts" means any additional amounts required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Agent" means any Registrar or Paying Agent.

          "Bankruptcy  Law" means Title 11 of the  United  States
Code or any similar federal, state or foreign law for the relief of debtors.

          "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business  Day"  means any day  that  is  not  a  Legal
Holiday.

          "Capital Stock" of any Person means and includes any and all shares, interests, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests (however designated) in the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

          "Common Equity" of any Person means and includes all Capital Stock of such Person that is generally entitled to
(i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company    Order"   and   "Company   Request"    mean,
respectively, a written order or request signed in the name of the Company by two Officers of the Company, and delivered to the Trustee.

          "Corporate Trust Office of the Trustee" shall be the address specified in Section 10.02 and may be located at such other address as the Trustee may give notice to the Company.

          "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to Section 2.01 hereof as the initial Depositary with respect to the Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

          "Exchange  Act"  means the Securities Exchange  Act  of
1934, as amended, and any successor statute.

          "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

          "Global Security" of any series means a Security of that series that is issued in global form in the name of the Depositary with respect thereto or its nominee.

          "Government Obligations" means, with respect to a series of Securities, direct noncallable obligations of the government that issues the currency in which the Securities of the series are payable for the payment of which the full faith and credit of such government is pledged, or noncallable obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is fully and unconditionally guaranteed as a full faith and credit obligation by such government.

          "Holder" means a Person in whose name a Security is registered.

          "Indenture" means this instrument as originally executed or as it may from time to time be amended or supplemented by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and includes the terms of particular series of Securities established as contemplated by Section 2.01.

          "interest"  means,  with respect to an  Original  Issue
Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, has the meaning assigned to such term in the Security as contemplated by Section 2.01.

          "Issue Date" means, with respect to Securities of a series, the date on which the Securities of such series are originally issued under this Indenture.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York, Houston, Texas or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

          "Maturity" means, with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or otherwise.

          "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the chief financial officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

          "Officers' Certificate" means a certificate signed by two Officers of a Person, one of whom must be the Person's chief executive officer, chief financial officer or chief accounting officer.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company or the Trustee.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

          "Place of Payment" means, with respect to the Securities of any series, the place or places where, subject to the provisions of Section 4.02, the principal of, premium (if any) and interest on the Securities of that series are payable as specified in accordance with Section 2.01.

          "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning stated in the preamble  of
this   Indenture  and  more  particularly  means  any  Securities authenticated and delivered under this Indenture.

          "Security Custodian" means, with respect to Securities of a series issued in global form, the Trustee for Securities of such series, acting in its capacity as custodian with respect to the Securities of such series, or any successor entity thereto.

          "Significant   Subsidiary"   means   any   "significant
subsidiary"  of  the  Company,  as  such  term  is   defined   in
Regulation  S-X,  Title  17,  Code of  U.S.  Federal  Regulations
Part 210, as in effect on the date hereof.

          "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or premium or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or premium or interest is due and payable.

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries own more than 50% of the total combined voting power of all Common Equity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).

          "TIA" means the Trust Indenture Act of 1939, as amended
(15 U.S.C. SS 77aaa-77bbbb), as in effect on the date hereof.

          "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

          "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the
Northern  Mariana  Islands)  and  other  areas  subject  to   its
jurisdiction.

          "United States Alien" means any Person who, for  United
States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.

          "U.S.    Government   Obligations"   means   Government
Obligations with respect to Securities payable in Dollars.

          Section  1.02   Other Definitions.
                                                       Defined
          Term                                       in Section
          ----                                       ----------
     "Bankruptcy Custodian"                               6.01
     "covenant defeasance"                                8.01
     "Event of Default"                                   6.01
     "legal defeasance"                                   8.01
     "mandatory sinking fund payment"                     3.09
     "optional sinking fund payment"                      3.09
     "Paying Agent"                                       2.05
     "Registrar"                                          2.05
     "Successor"                                          5.01

          Section   1.03    Incorporation by Reference  of  Trust
Indenture Act.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company or any other obligor on the Securities.

          All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

          Section  1.04   Rules of Construction.

          Unless the context otherwise requires:

           (1)  a term has the meaning assigned to it;

           (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

           (3)  "or" is not exclusive;

           (4) words in the singular include the plural, and in the plural include the singular;

           (5)   provisions  apply  to  successive  events   and
     transactions; and

           (6) all references in this Indenture to Articles and Sections are references to the corresponding Articles and Sections in and of this Indenture.

                            ARTICLE II

                         THE SECURITIES


          Section  2.01   Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers' Certificate or in a Company Order, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

           (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series);

           (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05);

           (3) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
     Section 2.17, and the initial Depositary and Security Custodian, if any, for any Global Security or Securities of such series;

           (4) (i) if other than provided herein, the Person to whom any interest on Securities of the series shall be payable, and (ii) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in
     Section 2.14;

           (5) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof;

           (6) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which any interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the record date for the interest payable on any Securities on any Interest Payment Date;

           (7) the place or places where, subject to the provisions of Section 4.02, the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

           (8) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company may exercise any such option, if different from those set forth herein;

           (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

           (10) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Securities of that series shall be issuable;

           (11) the form, including Capital Stock, other debt securities (including Securities), warrants, other equity securities, or any other securities or property of the Company or any other Person in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

          (12) if the amount of payments of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

          (13) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of
     acceleration   of   the   Maturity   thereof   pursuant   to
     Section 6.02;

          (14) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Securities of the series pursuant to Article VIII or any modifications of or deletions from such conditions or limitations;

           (15) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in Article IV pertaining to the Securities of the series;

           (16) any restrictions or other provisions with respect to the transfer or exchange of Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

           (17) if the Securities of the series are to be convertible into or exchangeable for Capital Stock, other debt securities (including Securities), warrants, other equity securities, or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange; and

           (18) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate or Company Order referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action, together with such Board Resolution, shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

          Section  2.02   Denominations.

          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by
Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

          Section  2.03   Forms Generally.

          The  Securities  of  each  series  shall  be  in  fully
registered form and in substantially such form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rules, the Company's certificate of incorporation or other similar governing documents, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). A copy of the Board Resolution establishing the form or forms of Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

          The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution thereof.

          The Trustee's certificate of authentication shall be in substantially the following form:

          "This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

                              _________________________________,
                                   as Trustee


                              By:
                                        Authorized Signatory".

          Section  2.04   Execution, Authentication, Delivery and
Dating.

          At least one Officer of the Company shall sign the Securities of each series on behalf of the Company by manual or facsimile signature.

          If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

          A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and deliver Securities of a series for original issue upon a Company Order for the authentication and delivery of such Securities or pursuant to such procedures reasonably acceptable to the Trustee as may be specified from time to time by Company Order. Such order shall specify the amount of the Securities of such series to be authenticated, the date on which the original issue of Securities of such series is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Securities of such series not otherwise determined. If provided for in such procedures, such Company Order may authorize (1) authentication and delivery of Securities of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity date or dates, original issue date or dates and interest rate or rates) that differ from Security to Security and
(2) may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

          If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or any other method permitted by Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in addition to the Company Order referred to above and the other documents required by Section 10.04), and (subject to Section 7.01) shall be fully protected in relying upon,

          (a)  an Officers' Certificate setting forth  the  Board
Resolution and,  if  applicable, an  appropriate  record  of  any
action  taken pursuant   thereto,  as  contemplated by  the  last
paragraph  of Section 2.01; and

          (b)  an Opinion of Counsel to the effect that:

               (i)    the  form  of  such  Securities  has   been
          established in conformity with the provisions of this Indenture;

               (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture; and

               (iii) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate and Opinion of Counsel at the time of issuance of each such Security, but such Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Security of the series to be issued.

          The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          Each   Security  shall  be  dated  the  date   of   its
authentication.

          Section  2.05   Registrar and Paying Agent.

          The Company shall maintain an office or agency for each series of Securities where Securities of such series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities of such series may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities of each series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company initially appoints the Trustee as Registrar and Paying Agent.

          Section  2.06   Paying Agent to Hold Money in Trust.

          With respect to each series of Securities, the Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders of such series or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Securities of such series and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent with respect to a series of Securities, it shall segregate and hold in a separate trust fund for the benefit of the Holders of such series all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA S 317(b).

          Section  2.07   Holder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each series of Securities and shall otherwise comply with TIA S 312(a). If the Trustee is not the Registrar with respect to a series of Securities, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date with respect to such series of Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of such series, and the Company shall otherwise comply with TIA S 312(a).

          Section  2.08   Transfer and Exchange.

          Except as set forth in Section 2.17 or as may be provided pursuant to Section 2.01, when Securities of any series are presented to the Registrar with the request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements and the requirements of this Indenture for such transactions are met; provided, however, that the Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

          To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's written request and submission of the Securities (other than Global Securities). No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Securities in accordance with the provisions of Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part pursuant to
Article III, except the unredeemed portion of any Security being redeemed in part or (b) any Security during the period beginning 15 Business Days before the mailing of notice of any offer to repurchase Securities of the series required pursuant to the terms thereof or of redemption of Securities of a series to be redeemed and ending at the close of business on the date of mailing.

          Section  2.09   Replacement Securities.

          If any mutilated Security of a series is surrendered to the Trustee, or if the Holder of a Security of a series claims that the Security has been destroyed, lost or stolen and the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Security, the Company shall issue and the Trustee shall authenticate a replacement
Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. If required by the Trustee or the Company, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge a Holder for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

          Section  2.10   Outstanding Securities.

          The Securities of a series outstanding at any time are all the Securities of that series authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.10 as not outstanding.

          If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the principal amount of any Security is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

          A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          Section   2.11    Original Issue Discount and  Treasury
Securities.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02 and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying upon any such direction, amendment, supplement, waiver or consent, only Securities with respect to which the Trustee has received written notice that they are so owned shall be so disregarded.

          Section  2.12   Temporary Securities.

          Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          Section  2.13   Cancellation.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or redemption or for credit against any sinking fund payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, redemption, replacement or cancellation or for credit against any sinking fund. Unless the Company shall direct in writing that canceled Securities be returned to it, after written notice to the Company all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

          Section  2.14   Payments; Defaulted Interest.

          Unless   otherwise   provided   as   contemplated    by
Section 2.01 with respect to Securities of any series, interest (except defaulted interest) on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons who are registered Holders of that Security at the close of business on the record date next preceding such Interest Payment Date. Unless otherwise provided with respect to the Securities of any series, the Company will pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities in Dollars. The Company may, however, pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder's registered address with respect to any Securities.

          If the Company defaults in a payment of interest on the Securities of any series, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities of such series and in Section 4.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date selected by the Company, the Company (or the Trustee, in the name of and at the expense of the Company upon 20 days' prior written notice from the Company setting forth such record date and the interest amount to be paid) shall mail to Holders of any such series of Securities a notice that states the special record date, the related payment date and the amount of such interest to be paid.

          Section  2.15   Persons Deemed Owners.

          The   Company,   the  Trustee,  any   Agent   and   any
authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of, premium (if any) or interest on, or any Additional Amounts with respect to such Security and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

          Section  2.16   Computation of Interest.

          Except  as  otherwise  specified  as  contemplated   by
Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

          Section     2.17     Global   Securities;    Book-Entry
Provisions.

          If Securities of a series are issuable in global form as a Global Security, as contemplated by Section 2.01, then, notwithstanding clause (10) of Section 2.01 and the provisions of
Section 2.02, any such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to
Section 2.04. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Global Security, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 10.05 and need not be accompanied by an Opinion of Counsel.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Security Custodian as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Security Custodian and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security of any series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder of such series is entitled to take under this Indenture or the Securities of such series and (ii) nothing herein shall prevent the Company, the Security Custodian or any agent of the Company or the Security Custodian, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

          Notwithstanding Section 2.08, and except as otherwise provided pursuant to Section 2.01, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Securities of any series shall be transferred to all beneficial owners of a Global Security of such series in exchange for their beneficial interests in that Global Security if, and only if, either (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security of such series and a successor Depositary is not appointed by the Company within 90 days of such notice,
(2) an Event of Default has occurred with respect to such series and is continuing and the Registrar has received a request from the Depositary to issue Securities of such series in lieu of all or a portion of that Global Security (in which case the Company shall deliver Securities of such series within 30 days of such request) or (3) the Company determines not to have the Securities of such series represented by a Global Security.

          In connection with any transfer of a portion of the beneficial interest in a Global Security of any series to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security of that series in an amount equal to the principal amount of the beneficial interest in the Global Security of that series to be transferred, and the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of Securities of that series shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

          In connection with the transfer of all the beneficial interests in a Global Security of any series to beneficial owners pursuant to this Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Securities of that series of authorized denominations.

          Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities of any series by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

          Notwithstanding the provisions of Sections 2.03 and 2.14, unless otherwise specified as contemplated by
Section 2.01 with respect to Securities of any series, payment of principal of and premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Person or Persons specified therein.

                           ARTICLE III

                           REDEMPTION


          Section  3.01   Applicability of Article.

          Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

          Section  3.02   Notice to the Trustee.

          If the Company elects to redeem Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and principal amount of Securities of such series to be redeemed. The Company shall so notify the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions of this Indenture and of the Securities of such series. Any such notice may be canceled at any time prior to the mailing of such notice of such redemption to any Holder of the Securities of such series and shall thereupon be void and of no effect.

          Section  3.03   Selection of Securities To Be Redeemed.

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such series not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate. Such redemption may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of Global Securities of such series.

          The  Trustee shall promptly notify the Company and  the
Registrar  in  writing of the Securities selected for  redemption
and,   in  the  case  of  any  Securities  selected  for  partial redemption, the principal amount thereof to be redeemed.

          For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities of any series shall relate, in the case of any of the Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

          Section  3.04   Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities of a series to be redeemed, at the address of such Holder appearing in the register of Securities for such series maintained by the Registrar.

          All notices of redemption shall identify the Securities to be redeemed and shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price plus accrued interest on and any Additional Amounts with respect to such Securities upon surrender to the Paying Agent of the Securities redeemed;

          (4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest on and any Additional Amounts with respect to such Securities and the name and address of the Paying Agent;

          (6) that the redemption is for a sinking or analogous fund, if such is the case; and

          (7)  the  CUSIP  number,  if  any,   relating  to  such
    Securities.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

          If at the time notice of redemption shall be given the Company shall not have deposited with a Paying Agent and/or irrevocably directed the Trustee or a Paying Agent to apply, from money held by it available to be used for the redemption of Securities that are to be redeemed, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption monies by the Trustee or a Paying Agent on or before the Redemption Date and such notice shall be of no effect unless such monies are so received before such date.

          Section  3.05   Effect of Notice of Redemption.

          Once notice of redemption is mailed, subject to the last paragraph of Section 3.04, Securities called for redemption become due and payable on the Redemption Date and at the
Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest on and any Additional Amounts with respect to such Securities, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section 2.01.

          Section  3.06   Deposit of Redemption Price.

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

          If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, plus accrued interest on and any Additional Amounts with respect to such Securities, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price, plus accrued interest on and any Additional Amounts with respect to such Securities, upon surrender of such Securities. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, any Additional Amounts, and accrued interest thereon, to the extent lawful, shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Securities or, in the case of Original Issue Discount Securities, such Securities' initial yield to Maturity.

          Section   3.07    Securities Redeemed or  Purchased  in
Part.

          Upon surrender to the Paying Agent of a Security of any series to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series and of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

          Section  3.08   Purchase of Securities.

          Unless   otherwise   specified   as   contemplated   by
Section 2.01, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire Securities of any series in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company may be delivered to the Trustee for cancellation and, upon such cancellation, the indebtedness represented thereby shall be deemed to be satisfied. Section 2.13 shall apply to all Securities so delivered.

          Section  3.09   Mandatory and Optional Sinking Funds.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and by this Article III.

          Section   3.10   Satisfaction of Sinking Fund  Payments
with Securities.

          The Company may deliver outstanding Securities of a series (other than any previously called for redemption) and may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such series of
Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section   3.11   Redemption of Securities  for  Sinking
Fund.

          Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 3.10 and will also deliver to the Trustee any Securities to be so delivered. Failure of the Company to deliver timely such Company Order and Securities specified in this paragraph shall not constitute a default but shall constitute the election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 or a lesser sum if the Company shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 or less and the Company makes no such request, then it shall be carried over until a sum in excess of $100,000 is available. Not less than 30 days before each such sinking fund payment date, the
Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                           ARTICLE IV

                            COVENANTS

          Section  4.01   Payment of Securities.

          The Company shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of each series on the dates and in the manner provided in the Securities of such series and in this Indenture. Principal, premium, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium, interest and any Additional Amounts then due.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal of and premium (if any) on Securities of any series, at a rate equal to the then applicable interest rate on the Securities of that series to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period) on Securities of any series at the same rate to the extent lawful.

          Section  4.02   Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities of that series may be presented for registration of transfer or exchange, where Securities of that series may be presented for payment and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the office of the Trustee in The City of New York, which, on the date hereof, is located at 14 Wall Street, 8th Floor, New York, New York 10005. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section  4.03   SEC Reports; Financial Statements.

          The Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such
Section 13 or 15(d), the Company shall file with the Trustee, within 15 days after it would have been required to file the same with the SEC, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Section 13 or 15(d). The Company shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations. The Company shall transmit by mail to all Holders, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to this Section 4.03 as may be required by rules and regulations prescribed from time to time by the SEC. The Company shall also comply with the provisions of TIA S 314(a).

          Section  4.04   Compliance Certificate.

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by two Officers of the Company, which need not constitute an Officers' Certificate, complying with TIA S 314
(a)(4) and stating that in the course of performance by the signing Officers of the Company of their duties as such Officers of the Company they would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company of its obligations under this Indenture, and further stating, as to each such Officer signing such statement, that to his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto).

          (b) The Company shall, so long as Securities of any series are outstanding, deliver to the Trustee, promptly upon any Officer of the Company becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

          Section  4.05   Corporate Existence.

          Subject to Article V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership and other existence of each of its Significant
Subsidiaries and all rights (charter and statutory) and franchises of the Company and its Significant Subsidiaries; provided that the Company shall not be required to preserve the corporate existence of any Significant Subsidiary of the Company or any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof would not have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole and would not have any material adverse effect on the payment and performance of the obligations of the Company under the Securities and this Indenture.

          Section  4.06   Maintenance of Properties.

          The Company shall cause all material properties owned by or leased to the Company or any Significant Subsidiary of the Company or used or held for use in the conduct of its business or the business of any such Significant Subsidiary to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the sole judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided that nothing in this Section 4.06 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the sole judgment of the Company, desirable and not disadvantageous in any material respect to the Holders.

          Section  4.07   Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Significant Subsidiaries or upon the income, profits or property of the Company or any of its Significant Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Significant Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith or would not be disadvantageous in any material respect to the Holders.

          Section   4.08    Waiver of Stay,  Extension  or  Usury
Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities of any series as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section  4.09   Additional Amounts.

          If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.09 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.09 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          Unless otherwise provided pursuant to Section 2.01 with respect to Securities of any series, if the Securities of a series provide for the payment of Additional Amounts, at least ten days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least ten days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the
Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 4.09.

                            ARTICLE V

                           SUCCESSORS


          Section  5.01   Limitations on Mergers and
Consolidations.

          The Company shall not consolidate with or merge with any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

          (1) either (a) the Company shall be the continuing corporation or (b) the Person formed by or surviving such consolidation or merger (if other than the Company), or to
   which  such  sale,  lease,  conveyance,  transfer   or   other
   disposition shall be made (collectively, the "Successor"), is organized and existing under the laws of the United States, or any State thereof or the District of Columbia, and expressly assumes by supplemental indenture all of the obligations of the Company under this Indenture and the Securities;

          (2)  immediately   after    giving   effect   to   such
   transaction, no Default or Event of Default shall have occurred and be continuing; and

          (3)  the  Company  delivers to the Trustee an Officers'
   Certificate and an Opinion of Counsel, each stating that the transaction and such supplemental indenture comply with this Indenture.

          Section  5.02   Successor Person Substituted.

          Upon any consolidation or merger of the Company or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company in accordance with
Section 5.01, any Successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and each series of Securities with the same effect as if such Successor had been named as the Company herein and the predecessor Company, in the case of a sale, conveyance, transfer or other disposition, shall be released from all obligations under this Indenture and each series of Securities.
                           ARTICLE VI

                      DEFAULTS AND REMEDIES


          Section  6.01   Events of Default.

          Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

          (1) the Company defaults in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

          (2)  the  Company  defaults  in  the  payment   of  the
    principal of or premium (if any) on any Security of that series at its Maturity;

          (3)  the  Company  defaults  in  the  deposit   of  any
     mandatory sinking fund payment, when and as due by the terms of a Security of that series, and such default continues for a period of 30 days;

          (4) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities of such series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) and such failure continues for the period and after the notice specified in the last paragraph of this Section 6.01;

          (5) the Company or any Significant Subsidiary of the Company pursuant to or within the meaning of any Bankruptcy
     Law:

          (A)  commences a voluntary case,

          (B) consents to the entry of an order for relief against it in an involuntary case,

          (C)   consents  to  the  appointment  of  a  Bankruptcy
     Custodian of it or for all or for a substantial part of its property, or

          (D) makes a general assignment for the benefit of its creditors;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

          (A)    is  for  relief  against  the  Company  or   any
     Significant Subsidiary of the Company as debtor in an involuntary case,

          (B) appoints a Bankruptcy Custodian of the Company or any Significant Subsidiary of the Company or a Bankruptcy Custodian for all or for a substantial part of the property of the Company or any Significant Subsidiary of the Company, or

          (C) orders the liquidation of the Company or any Significant Subsidiary of the Company; or

          (7) any other Event of Default provided with respect to Securities of that series occurs.

          The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          The Trustee shall not be deemed to know or have notice of a Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default with specific reference to such Default.

          When a Default is cured, it ceases.

          A Default under clause (4) or (7) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Default notify the Company and the Trustee, of the Default, and the Company fails to cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

          Section  6.02   Acceleration.

          If an Event of Default with respect to Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of that series by notice to the Company and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and accrued and unpaid interest on all then outstanding Securities of such series to be due and payable. Upon any such declaration, the amounts due and payable on such Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of Section 6.01 hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the then outstanding Securities of that series by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or Additional Amounts with respect to the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to Securities of that series have been cured or waived, except nonpayment of principal, premium, interest or Additional Amounts that has become due solely because of the acceleration.

          Section  6.03   Other Remedies.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

          The Trustee may maintain a proceeding with respect to Securities of any series even if it does not possess any of the Securities of that series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          Section  6.04   Waiver of Existing or Past Defaults.

          Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Securities of any series by notice to the Trustee may waive an existing or past Default or Event of Default with respect to such series and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Security of such series or (2) a continued Default in respect of a provision that under Section 9.02 cannot be amended or supplemented without the consent of the Holder of each outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          Section  6.05   Control by Majority.

          With respect to Securities of any series, the Holders of a majority in principal amount of the then outstanding Securities of such series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to or arising under an Event of Default with respect to Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders of such series, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking such action.

          Section  6.06   Limitations on Suits.

          Subject to Section 6.07 hereof, a Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to such series;

          (2) the Holders of at least 25% in principal amount of the then outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

          (3) such  Holder  or  Holders  offer  to  the   Trustee
     indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

          Section  6.07   Rights of Holders to Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to that Security, on or after the respective due dates expressed in that Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

          Section  6.08   Collection Suit by Trustee.

          If  an Event of Default specified in clause (1), (2) or
(3) of Section 6.01 hereof occurs and is continuing with respect to Securities of any series, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the amount of principal, premium (if any), interest and any Additional Amounts remaining unpaid on the Securities of that series, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          Section  6.09   Trustee May File Proofs of Claim.

          The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceeding relative to the Company or its creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section  6.10   Priorities.

          If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          First:    to   the  Trustee  for  amounts   due   under
     Section 7.07;

          Second: to Holders for amounts due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

          Third:  to the Company.

          The Trustee, upon prior written notice to the Company, may fix record dates and payment dates for any payment to Holders pursuant to this Article.

          Section  6.11   Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Securities of any series.


                           ARTICLE VII

                             TRUSTEE


          Section  7.01   Duties of Trustee.

          (a) If an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default with respect to the Securities of any series:

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1)  this  paragraph does not limit the effect of Section
     7.01(b);

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee with respect to Securities of any series shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Securities of that series.

          Section  7.02   Rights of Trustee.

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both to be provided. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          Section  7.03   May Hold Securities.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

          Section  7.04   Trustee's Disclaimer.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

          Section  7.05   Notice of Defaults.

          If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders of Securities of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and interest on and Additional Amounts or any sinking fund installment with respect to the Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of such series.

          Section  7.06   Reports by Trustee to Holders.

          Within 60 days after each January 31, beginning with January 31, 1999, and in any event prior to March 31 in each year, the Trustee shall mail to Holders of a series a brief report dated as of such reporting date that complies with TIA S 313(a); provided, however, that if no event described in TIA
S 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of such series. The Trustee also shall comply with TIA S 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA SS 313(c) and 313(d).

          A copy of each report at the time of its mailing to Holders of a series of Securities shall be filed with the SEC and each securities exchange, if any, on which the Securities of such series are listed. The Company shall notify the Trustee if and when any series of Securities is listed on any stock exchange.

          Section  7.07   Compensation and Indemnity.

          The Company agrees to pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company agrees to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company hereby indemnifies the Trustee against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

          The Company shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

          To secure the payment obligations of the Company in this Section 7.07, the Trustee shall have, and the Company hereby grants, a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of any series. Such lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          Section  7.08   Replacement of Trustee.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this
Section 7.08.

          The Trustee may resign and be discharged at any time with respect to the Securities of one or more series by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). Within one year after the successor Trustee with respect to the Securities of any series takes office, the Holders of a majority in principal amount of the Securities of such series may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee with respect to the Securities of any series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          If the Trustee with respect to the Securities of a series fails to comply with Section 7.10, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of such series.

          In case of the appointment of a successor Trustee with respect to all Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. On the request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property held by such retiring Trustee as Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Notwithstanding replacement of the Trustee or Trustees pursuant to this Section 7.08, the obligations of the Company under Section 7.07 shall continue for the benefit of the retiring
Trustee or Trustees.

          Section  7.09   Successor Trustee by Merger, etc.

          Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

          In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          Section  7.10   Eligibility; Disqualification.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

          The Indenture shall always have a Trustee who satisfies the requirements of TIA SS 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA S 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA S 310(b).

          Section   7.11    Preferential  Collection  of   Claims
Against Company.

          The Trustee is subject to and shall comply with the provisions of TIA S 311(a), excluding any creditor relationship listed in TIA S 311(b). A Trustee who has resigned or been removed shall be subject to TIA S 311(a) to the extent indicated therein.

                          ARTICLE VIII

                     DISCHARGE OF INDENTURE


          Section  8.01   Termination of Company's Obligations.

          (a) Except  as  otherwise specified, as contemplated by
Section 2.01, for Securities of any series, this Indenture shall cease to be of further effect with respect to the Securities of a series (except that the Company's obligations under Section 7.07, the Trustee's and Paying Agent's obligations under Section
8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive), and the
Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Securities of such series, when:

          (1)  either

               (A) all outstanding Securities of such series theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

               (B) all outstanding Securities of such series not theretofore delivered to the Trustee for cancellation:

                    (i)  have become due and payable, or

                    (ii) will  become  due and payable  at  their
                         Stated Maturity within one year, or

                    (iii)are to be called for  redemption  within
                         one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company has irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose (x) cash in an amount, or (y) Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash in an amount or (z) a combination thereof, which will be sufficient, in the opinion (in the case of clauses (y) and (z)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of such series for principal and any interest and any Additional Amounts to the date of such deposit (in the case of Securities which have become due and payable) or for principal, premium, if any, and interest and any Additional Amounts to the Stated Maturity or Redemption Date, as the case may be; or

               (C) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Securities of such series;

          (2) the Company has paid or caused to be paid all other sums payable by it hereunder with respect to the Securities of such series; and

          (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

          (b) Unless this Section 8.01(b) is specified as not being applicable to Securities of a series as contemplated by
     Section 2.01, the Company may terminate certain of its obligations under this Indenture ("covenant defeasance") with respect to the Securities of a series if:

          (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Securities of such series (i) money in the currency in which payment of the Securities of such series is to be made in an amount, or (ii) Government Obligations with respect to such series, maturing as to principal and interest at such times and in such amounts (without consideration of the reinvestment of any such amounts) as will ensure the availability of money in the currency in which payment of the Securities of such series is to be made in an amount or (iii) a combination thereof, that is sufficient, in the opinion (in the case of clauses (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, after payment of all taxes of other charges or assessments in respect thereof payable by the Trustee, the principal of and premium (if any) and any interest and Additional Amounts on all Securities of such series on each date that such principal, premium (if any), interest and Additional Amounts is due and payable and (at the Stated Maturity thereof or upon redemption as provided in Section 8.01(e)) to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such Government Obligations to the payment of said principal, premium (if any), interest and Additional Amounts with respect to the Securities of such series as the same shall become due;

          (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

          (3)  no  Default or Event of Default with respect to the
     Securities  of  such  series  shall  have  occurred  and   be
     continuing on the date of such deposit;

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel from counsel reasonably acceptable to the Trustee or a tax ruling to the effect that the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

          (5) the Company has complied with any additional conditions specified pursuant to Section 2.01 to be applicable to the discharge of Securities of such series pursuant to this Section 8.01;

          (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA S 310(b); and

          (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          In such event, this Indenture shall cease to be of further effect (except as set forth in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture. However, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 4.02, 5.01, 7.07, 7.08 and 8.04,
the Trustee's and Paying Agent's obligations in Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive until all Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive with respect to Securities of such series.

          After  such irrevocable deposit made pursuant  to  this
Section 8.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

          In order to have money available on a payment date to pay principal of or premium (if any) on or interest or Additional Amounts on the Securities, the Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money.

          (c) If the Company has previously complied or is concurrently complying with Section 8.01(b) (other than any additional conditions specified pursuant to Section 2.01 that are expressly applicable only to covenant defeasance) with respect to Securities of a series, then, unless this Section 8.01(c) is specified as not being applicable to Securities of such series as contemplated by Section 2.01, the Company may elect to be discharged ("legal defeasance") from its obligations to make payments with respect to Securities of such series, if:

          (1) no Default or Event of Default under clauses (5) and (6) of Section 6.01 hereof shall have occurred at any time during the period ending on the 91st day after the date of deposit contemplated by Section 8.01(b) (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (2) unless otherwise specified with respect to Securities of such series as contemplated by Section 2.01, the Company has delivered to the Trustee an Opinion of Counsel from counsel reasonably acceptable to the Trustee to the effect referred to in Section 8.01(b)(4) with respect to such legal defeasance;

          (3) the Company has complied with any other conditions specified pursuant to Section 2.01 to be applicable to the legal defeasance of Securities of such series pursuant to this Section 8.01(c);and

          (4) the Company has delivered to the Trustee a Company Request requesting such legal defeasance of the Securities of such series and an Officers' Certificate stating that all conditions precedent with respect to such legal defeasance of the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

          In such event, the Company will be discharged from its obligations under this Indenture and the Securities of such series to pay principal of, premium (if any) and interest on, and any Additional Amounts with respect to Securities of such series, the Company's obligations under Sections 4.01, 4.02 and 5.01 shall terminate with respect to such Securities, and the entire indebtedness of the Company evidenced by such Securities shall be deemed paid and discharged.

          (d) If and to the extent additional or alternative means of satisfaction, discharge or defeasance of Securities of a series are specified to be applicable to such series as contemplated by Section 2.01, the Company may terminate any or all of its obligations under this Indenture with respect to Securities of a series and any or all of its obligations under the Securities of such series if it fulfills such other means of satisfaction and discharge as may be so specified, as contemplated by Section 2.01, to be applicable to the Securities of such series.

          (e)  If Securities of any series subject to subsections
(a), (b), (c) or (d) of this Section 8.01 are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund provisions, the terms of the applicable trust arrangement shall provide for such redemption, and the Company shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

          Section  8.02   Application of Trust Money.

          The Trustee or a trustee reasonably satisfactory to the Trustee and the Company shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01 hereof. It shall apply the deposited money and the money from Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series with respect to which the deposit was made.

          Section  8.03   Repayment to Company.

          The Trustee and the Paying Agent shall promptly pay  to
the  Company at any time upon the written request of the  Company
any   excess   money  or  Government  Obligations  (or   proceeds
therefrom) held by them.

          Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any Additional Amounts that remain unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

          Section  8.04   Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money or Government Obligations deposited with respect to
Securities  of  any  series in accordance with  Section  8.01  by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture with respect to the Securities of such series and under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.

                           ARTICLE IX

                   SUPPLEMENTAL INDENTURES AND
                           AMENDMENTS


          Section  9.01   Without Consent of Holders.

          The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any
Holder:

          (1)  to  cure  any  ambiguity,   omission,   defect  or
     inconsistency;

          (2)  to comply with Section 5.01;

          (3)  to   provide  for  uncertificated  Securities   in
     addition to or in place of certificated Securities, or to provide for the issuance of bearer Securities (with or without coupons);

          (4)  to   provide  any  security  for  any  series   of
     Securities;

          (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

          (6) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company;

          (7) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Events of Default are applicable to less than all series of Securities, specifying the series to which such Events of Default are applicable);

          (8) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected in any material respect by such change in or elimination of such provision;

          (9) to establish the form or terms of Securities of any series as permitted by Section 2.01;

          (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 8.01; provided, however, that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or

          (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08.

          Upon the request of the Company, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment, supplement or waiver under this Section 9.01 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

          Section  9.02   With Consent of Holders.

          Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities of any one or more series or all series or a solicitation of consents in respect of Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class).

          Upon the request of the Company, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of such amendment or supplemental indenture.

          It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          The Holders of a majority in principal amount of the then outstanding Securities of one or more series may waive compliance in a particular instance by the Company with any provision of this Indenture with respect to Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series (but the terms of such offer or solicitation may vary from series to series)).

          However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

          (3) reduce the principal of, premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

          (4) reduce  the  premium,  if  any,  payable  upon   the
     redemption of any Security or change the time at which any Security may or shall be redeemed;

          (5) change  any  obligation  of  the  Company   to   pay
     Additional Amounts with respect to any Security;

          (6) change the coin or currency in which any Security or any premium, interest or Additional Amounts with respect thereto are payable;

          (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections 6.07 and 6.08, except as limited by Section 6.06;

          (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of Section 9.02; or

          (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company in a notice furnished to Holders in accordance with the terms of this Indenture.

          Section  9.03   Compliance with Trust Indenture Act.

          Every amendment or supplement to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

          Section  9.04   Revocation and Effect of Consents.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

          The Company may, but shall not be obligated to, fix a record date (which need not comply with Section 316(c) of the
TIA) for the purpose of determining the Holders of Securities of any series entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through (9) of Section 9.01 hereof. In such case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

          Section  9.05   Notation on or Exchange of Securities.

          If an amendment or supplement changes the terms of an outstanding Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security at the request of the Company regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment or supplement.

          Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such amendment or supplement.

          Section  9.06   Trustee to Sign Amendments, etc.

          The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment to supplement, the Trustee shall be entitled to receive, and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel provided at the expense of the Company as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                            ARTICLE X

                          MISCELLANEOUS


          Section  10.01   Trust Indenture Act Controls.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA S 318(c), the imposed duties shall control.

          Section  10.02   Notices.

          Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

          If to the Company:

          R&B Falcon Corporation
          901 Threadneedle
          Suite 200
          Houston, Texas 77079
          Attention: Chief Financial Officer

          If to the Trustee:





          The  Company or the Trustee by notice to the other  may
designate   additional  or  different  addresses  for  subsequent
notices or communications.

          All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

          All   notices  or  communications,  including   without
limitation notices to the Trustee or the Company by Holders, shall be in writing, except as otherwise set forth herein.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

          Section   10.03   Communication by Holders  with  Other
Holders.

          Holders may communicate pursuant to TIA S 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA S 312(c).

          Section    10.04    Certificate  and  Opinion   as   to
Conditions Precedent.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee at the expense of the Company;

          (1) an Officers' Certificate (which shall include the statements set forth in Section 10.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and


          (2) an Opinion of Counsel (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

          Section  10.05   Statements Required in Certificate  or
Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA S 314(a)(4)) shall comply with the provisions of TIA S 314(e)) and shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          Section  10.06   Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may take reasonable rules and set reasonable requirements for its functions.

          Section  10.07   Legal Holidays.

          If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          Section  10.08   No Recourse Against Others.

          A director, officer, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities or for any obligations of the Company or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

          Section  10.09   Governing Law.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED  BY
AND  CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE  STATE  OF  NEW
YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          Section   10.10    No Adverse Interpretation  of  Other
Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any other
Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          Section  10.11   Successors.

          All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          Section  10.12   Severability.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

          Section  10.13   Counterpart Originals.

          The  parties  may  sign any number of  copies  of  this
Indenture.   Each signed copy shall be an original,  but  all  of
them together represent the same agreement.

          Section  10.14   Table of Contents; Headings; etc.

          The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          Section  10.15   Agent for Service of Process.

          The Company hereby designates CT Corporation System, currently located at 1633 Broadway, New York, New York, as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any State or Federal court sitting in the County of New York of the State of New York pertaining to this Indenture or any matter arising out of or related to this Indenture, and the Company will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue or forum non conveniens. The Company may and shall (to the extent the process agent ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section 10.15 that (i) maintains an office located in the
Borough of Manhattan, The City of New York in the State of New York, (ii) are either (a) counsel for the Company or (b) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 10.15. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any holder of a Debenture, the Trustee shall deliver such information to such holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Company appointed and acting in accordance with this Section
10.15. A copy of any such process shall be sent or given to the Company at the address for notices specified in Section 10.02 hereof. The Company shall maintain the designation of such authorized agent until two years after termination of the Company's obligation under this Indenture pursuant to Section 8.01.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                              R&B FALCON CORPORATION



                              By:_______________________________
                                   Name:
                                   Title:


                              __________________________________,
                                   as Trustee



                              By:________________________________
                                   Name:
                                   Title:



                     R&B Falcon Corporation

   Reconciliation and tie between Trust Indenture Act of 1939
       and Indenture, dated as of                 , 1999

                     _____________________


   Section of
Trust Indenture                                     Section(s) of
   Act of 1939                                        Indenture
   -----------                                        ---------
S 310(a)(1) . . . . . . . . . . . . . . . . . . . . . . . .  7.10
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .  7.10
     (a)(3) . . . . . . . . . . . . . . . . . . .  Not Applicable
     (a)(4) . . . . . . . . . . . . . . . . . . .  Not Applicable
     (a)(5) . . . . . . . . . . . . . . . . . . . . . . . .  7.10
     (b)    . . . . . . . . . . . . . . . . . . . . .  7.08, 7.10
S 311(a)    . . . . . . . . . . . . . . . . . . . . . . . .  7.11
     (b)    . . . . . . . . . . . . . . . . . . . . . . . .  7.11
     (c)    . . . . . . . . . . . . . . . . . . .  Not Applicable
S 312(a)    . . . . . . . . . . . . . . . . . . . . . . . .  2.07
     (b)    . . . . . . . . . . . . . . . . . . . . . . . . 10.03
     (c)    . . . . . . . . . . . . . . . . . . . . . . . . 10.03
S 313(a)    . . . . . . . . . . . . . . . . . . . . . . . .  7.06
     (b)    . . . . . . . . . . . . . . . . . . . . . . . .  7.06
     (c)    . . . . . . . . . . . . . . . . . . . . . . . .  7.06
     (d)    . . . . . . . . . . . . . . . . . . . . . . . .  7.06
S 314(a)    . . . . . . . . . . . . . . . . . . . . .  4.03, 4.04
     (b)    . . . . . . . . . . . . . . . . . . .  Not Applicable
     (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . 10.04
     (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . 10.04
     (c)(3) . . . . . . . . . . . . . . . . . . .  Not Applicable
     (d)    . . . . . . . . . . . . . . . . . . .  Not Applicable
     (e)    . . . . . . . . . . . . . . . . . . . . . . . . 10.05
S 315(a)    . . . . . . . . . . . . . . . . . . . . . . . 7.01(b)
     (b)    . . . . . . . . . . . . . . . . . . . . . . . .  7.05
     (c)    . . . . . . . . . . . . . . . . . . . . . . . 7.01(a)
     (d)    . . . . . . . . . . . . . . . . . . . . . . . 7.01(c)
     (d)(1) . . . . . . . . . . . . . . . . . . . . .  7.01(c)(1)
     (d)(2) . . . . . . . . . . . . . . . . . . . . .  7.01(c)(2)
     (d)(3) . . . . . . . . . . . . . . . . . . . . .  7.01(c)(3)
     (e)    . . . . . . . . . . . . . . . . . . . . . . . .  6.11


                     R&B Falcon Corporation

   Reconciliation and tie between Trust Indenture Act of 1939
      and Indenture, dated as of                    , 1999

                     _____________________


   Section of
Trust Indenture                                     Section(s) of
   Act of 1939                                        Indenture

S 316(a)(1)(A) . . . . . . . . . . . . . . . . . . . . . . . 6.05
     (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . . . 6.04
     (a)(2)  . . . . . . . . . . . . . . . . . . . Not Applicable
     (a)(last sentence)  . . . . . . . . . . . . . . . . . . 2.11
     (b)   . . . . . . . . . . . . . . . . . . . . . . . . . 6.07
S 317(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . 6.08
     (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . 6.09
     (b)   . . . . . . . . . . . . . . . . . . . . . . . . . 2.06
S 318(a)   . . . . . . . . . . . . . . . . . . . . . . . .  10.01

___________________

Note:This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.